UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2023

GAMER PAKISTAN INC.
(Exact name of registrant as specified in its charter)

Delaware	333-273220	87-3732146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 E Horizon Ridge Pkwy, Suite 110-481, Henderson, Nevada 89002

(Address of principal executive offices) (Zip Code)

702-905-1171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	GPAK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 21, 2023, Gamer Pakistan Inc., a Delaware corporation (the “Company”), issued the news release attached hereto as Exhibit 99.1.  In the news release, the Company announced that its Board of Directors has approved a share repurchase program, with authorization to purchase from time to time at the direction of the Board up to $1 million of its common stock.

Item 9.01 Financial Statements and Exhibits.

99.1(a)	New release dated November 21, 2023

(a)	Furnished herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gamer Pakistan Inc.

Date: November 30, 2023	By:	/s/ James Knopf
	Name:	James Knopf
	Title:	Chief Executive Officer

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